Certain Relationships and Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions
For 2015, 2014 and 2013, the Company recorded revenues from BGP of $6.3 million, $6.5 million and $8.0 million, respectively. Receivables due from BGP were $0.3 million and $1.1 million at December 31, 2015 and 2014, respectively. BGP owned approximately 14.8% of the Company’s outstanding common stock as of December 31, 2015.
Mr. James M. Lapeyre, Jr. is the Chairman of the Board on ION’s board of directors and a significant equity owner of Laitram, L.L.C. (Laitram), and he has served as president of Laitram and its predecessors since 1989. Laitram is a privately-owned, New Orleans-based manufacturer of food processing equipment and modular conveyor belts. Mr. Lapeyre and Laitram together owned approximately 7.4% of the Company’s outstanding common stock as of December 31, 2015.
The Company acquired DigiCourse, Inc., the Company’s marine positioning products business, from Laitram in 1998. In connection with that acquisition, the Company entered into a Continued Services Agreement with Laitram under which Laitram agreed to provide the Company certain bookkeeping, software, manufacturing and maintenance services. Manufacturing services consist primarily of machining of parts for the Company’s marine positioning systems. The term of this agreement expired in September 2001 but the Company continues to operate under its terms. In addition, from time to time, when the Company has requested, the legal staff of Laitram has advised the Company on certain intellectual property matters with regard to the Company’s marine positioning systems. During 2015, the Company paid Laitram and its affiliates a total of approximately $0.8 million, which consisted of approximately $0.7 million for manufacturing services, and $0.1 million for reimbursement for costs related to providing administrative and other back-office support services in connection with the Company’s Louisiana marine operations. For the 2014 and 2013 fiscal years, the Company paid Laitram and its affiliates a total of approximately $2.4 million and $4.2 million, respectively, for these services. In the opinion of the Company’s management, the terms of these services are fair and reasonable and as favorable to the Company as those that could have been obtained from unrelated third parties at the time of their performance.
In July 2013, the Company agreed to lend up to $10.0 million to INOVA Geophysical, and received a promissory note issued by INOVA Geophysical to the order of the Company, which was scheduled to mature on September 30, 2013. The maturity date of the promissory note was extended to December 31, 2014. The loan was made by the Company to support certain short-term working capital needs of INOVA Geophysical. The indebtedness under the note accrues interest at an annual rate equal to the London Interbank Offered Rate plus 650 basis points or 15%, in the event of a default. In 2013, the Company advanced the full principal amount of $10.0 million to INOVA Geophysical under the promissory note. INOVA Geophysical has repaid a total of $6.0 million, of which $4.0 million remained outstanding at December 31, 2015. The term of the note has not been extended past December 31, 2014, when the note went into default and INOVA has advised the Company that it is not currently able to repay the outstanding amount. In December 2014 the Company, wrote down the book value of this receivable to zero.